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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 19, 1998



                        FINANCIAL ASSET SECURITIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     333-44067               06-1442101
-----------------------------------  -----------------   -----------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)        Identification No.)

    600 Steamboat Road Greenwich,
             Connecticut                                           06830
--------------------------------------                       -------------------
   (Address of Principal Executive                                (Zip Code)
              Offices)

Registrant's telephone number, including area code (203) 622-2700
                                                   ----- --------

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


Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         In connection with the proposed offering of the City Capital Home Loan Trust 1998-4, Asset Backed Notes Series 1998-4, Greenwich Capital Markets, Inc., as underwriter (the "Underwriter") has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors.
Although Financial Asset Securities Corp. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

         The Collateral Term Sheets are attached hereto as Exhibit 99.3. These Collateral Term Sheets are filed on Form SE dated November 20, 1998 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.3     Collateral Term Sheets.
                  filed on Form SE dated November 20, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FINANCIAL ASSET SECURITIES CORP.




                                    By: /s/ John Paul Graham
                                        ----------------------------
                                        Name: John Paul Graham
                                        Title:  Vice President

Dated:  November 20, 1998

Exhibit Index
-------------

Exhibit                                                                   Page
-------                                                                   ----
99.3           Collateral Term Sheets
               filed on Form SE dated November 20, 1998.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599




                                                    November 20, 1998

BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:    Financial Asset Securities Corp.
                         City Capital Home Loan Trust 1998-4,
                         Asset Backed Notes 1998-4
                         ------------------------------------

Ladies and Gentlemen:

         On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.

                                Very truly yours,

                                /s/ Edward B. Locke

                                Edward B. Locke

Enclosure